SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement      |_| Confidential, for Use of the Commission
                                         Only (as permitted by
                                          Rule 14a-6(e)(2))
|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            4Kids Entertainment, Inc.
                        ---------------------------------
                              (Name of Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                            4KIDS ENTERTAINMENT, INC.
                           1414 Avenue of the Americas
                            New York, New York 10019

                                                                  April 20, 2001

Dear Shareholder:

      You are cordially invited to attend the 4Kids Entertainment, Inc. ("4Kids") Annual Meeting of Shareholders to be held at 10:00 a.m. (New York City time) on May 23, 2001, at JP Morgan Chase, 270 Park Avenue, New York, New York, Conference Room A, 11th Floor (the "Annual Meeting").

      The purposes of the Annual Meeting are to (i) elect directors, (ii) consider and vote upon a proposal to approve the 4Kids Entertainment, Inc. 2001 Stock Option Plan, (iii) ratify the appointment of auditors and (iv) transact such other business as may properly come before the meeting and any adjournment or postponements thereof. These matters are described in the formal Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement.

      Your Board of Directors recommends a vote "FOR" each of the listed nominees for Director and "FOR" each of the other proposals.

      Included with the Proxy Statement is a copy of 4Kids' Annual Report for the fiscal year 2000. We encourage you to read the Annual Report. It includes information on 4Kids' business, markets and products as well as 4Kids' audited financial statements.

      Your vote is very important. We hope you will find it convenient to attend the Annual Meeting in person. Whether or not you are personally able to attend, it is important that your shares be represented at the meeting. Accordingly, you are requested to sign, date and return the enclosed proxy promptly. If you do attend the Annual Meeting you may still revoke your proxy and vote in person. Your cooperation is greatly appreciated.

                                           Sincerely,

                                           /s/ Alfred R. Kahn
                                           ------------------------------------
                                           ALFRED R. KAHN
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer

                           4KIDS ENTERTAINMENT, INC.
                          1414 Avenue of the Americas
                            New York, New York 10019

                                   ----------

                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                           to be held on May 23, 2001

                                   ----------

      NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of 4Kids Entertainment, Inc., a New York corporation ("4Kids"), will be held at JP Morgan Chase, 270 Park Avenue, New York, New York, Conference Room A, 11th Floor, on Wednesday, May 23, 2001, at 10:00 a.m. (New York City time) for the purpose of considering and acting upon the following matters as set forth in the accompanying Proxy Statement:

            1. Election of four directors to serve until the next Annual Meeting and until their successors are duly elected and qualified;

            2. Approval of the 4Kids Entertainment, Inc. 2001 Stock Option Plan;

            3. Ratification of the appointment of Deloitte & Touche LLP as auditors for 4Kids for the fiscal year ending December 31, 2001; and

            4. The transaction of such other business as may properly come before the meeting and any adjournment or postponements thereof.

      The Board of Directors has fixed the close of business on April 5, 2001 as the record date for the Annual Meeting and only holders of shares of record at that time are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponements thereof.

                                           By Order of the Board of Directors,

                                           /s/ Alfred R. Kahn
                                           ------------------------------------
                                           ALFRED R. KAHN
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer

April 20, 2001

    ------------------------------------------------------------------------
    |    ALL  SHAREHOLDERS  ARE CORDIALLY  INVITED TO ATTEND THE ANNUAL    |
    |    MEETING.  WHETHER  OR NOT YOU  INTEND  TO BE  PRESENT,  PLEASE    |
    |    COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE    |
    |    STAMPED AND ADDRESSED  ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.    |
    |    SHAREHOLDERS  CAN HELP 4KIDS  AVOID  UNNECESSARY  EXPENSE  AND    |
    |    DELAY BY PROMPTLY  RETURNING  THE  ENCLOSED  PROXY  CARD.  THE    |
    |    BUSINESS OF THE  MEETING TO BE ACTED UPON BY THE  SHAREHOLDERS    |
    |    CANNOT  BE  TRANSACTED  UNLESS  ONE-THIRD  OF THE  OUTSTANDING    |
    |    SHARES OF 4KIDS'  COMMON STOCK ARE  REPRESENTED  AT THE ANNUAL    |
    |    MEETING.                                                          |
    ------------------------------------------------------------------------

                                PROXY STATEMENT

      This Proxy Statement is being furnished to the shareholders of 4Kids Entertainment, Inc., a New York corporation ("4Kids" or the "Company"), in connection with the Annual Meeting of Shareholders of 4Kids to be held at 10:00 a.m. (New York City time) on May 23, 2001, at JP Morgan Chase, 270 Park Avenue, New York, New York, Conference Room A, 11th Floor, (the "Annual Meeting"). Accompanying this Proxy Statement ("Proxy Statement") is a notice of such Annual Meeting, a form of proxy solicited by the 4Kids Board of Directors and the Company's Annual Report for the fiscal year 2000. This Proxy Statement, the accompanying proxy, and the Company's Annual Report were first mailed to shareholders on or about April 20, 2001. Audited financial statements of 4Kids for the fiscal year ended December 31, 2000 are contained in the Annual Report. The Annual Report to Shareholders is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

      Proxies in the accompanying form which are properly executed and duly returned to 4Kids and not revoked prior to the voting at the Annual Meeting will be voted as specified. If no contrary specification is made and if not designated as broker non-votes, the shares of common stock of 4Kids, par value $.01 per share, represented by the enclosed proxy will be voted FOR the election of the nominees for director (Proposal 1), FOR the approval of the 4Kids
Entertainment, Inc. 2001 Stock Option Plan (Proposal 2), and FOR the ratification of the appointment of Deloitte & Touche LLP as auditors (Proposal
3). In addition, the shares of common stock represented by the enclosed proxy will be voted by the person named therein, in such person's discretion, with respect to any other business which may properly come before the Annual Meeting or any adjournment or postponements thereof. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting by filing with the Secretary of 4Kids a written notice of revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting.

      The Board of Directors has fixed the close of business on April 5, 2001, as the record date for the determination of the shareholders entitled to receive notice of, and to vote at, the Annual Meeting. The holders of one-third of the voting power of all issued and outstanding shares of common stock present in person, or represented by proxy, shall constitute a quorum at the Annual Meeting. Assuming the presence of a quorum, the affirmative vote by the holders of a majority of the votes cast at the Annual Meeting is necessary to approve Proposals 2 and 3. The affirmative vote by a plurality of the votes cast at the Annual Meeting is required for the election of directors.

      On April 5, 2001, the record date for the Annual Meeting, 4Kids had 12,080,493 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter to come before the Annual Meeting.
There is no cumulative voting. Votes shall be counted by 4Kids' Transfer Agent.

      Shares represented by proxies designated as broker non-votes will be counted for purposes of determining a quorum. Broker non-votes occur when a broker nominee (which has voted on one or more matters at a meeting) does not vote on one or more other matters at a meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote. Shares represented by proxies marked as abstentions will also be treated as present for purposes of determining the outcome of a vote on any matter, but will not serve as a vote "for" or "against" any matter. Shares represented by proxies designated as broker non-votes, however, will not be treated as present for purposes of determining the outcome of a vote on any matter.

Expenses

      All expenses in connection with solicitation of proxies will be borne by 4Kids. Officers and regular employees of 4Kids may solicit proxies by personal interview and telephone and telegraph. Brokerage houses, banks and custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements. Georgeson & Co. has been engaged to assist in the solicitation of proxies, brokers, nominees, fiduciaries and other custodians. 4Kids will pay that firm approximately $6,000 for its services and reimburse its out-of-pocket expenses.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

      The directors are elected annually by the shareholders of 4Kids. The 4Kids By-laws provide that the number of directors shall be no less than three or more than seven unless and until otherwise determined by vote of a majority of the entire Board of Directors. In accordance therewith, a total of four persons has been designated by the Board of Directors as nominees for election at the Annual Meeting and are being presented to the shareholders for election. The directors to be elected at the Annual Meeting shall be determined by a plurality of the votes cast at the Annual Meeting.

      The four persons named below, who are currently the entire Board of Directors, have been nominated for election to serve until the next Annual Meeting and until their respective successors have been elected and qualified:

         o  Joel I. Cohen                   o  Joseph P. Garrity

         o  Jay Emmett                      o  Alfred R. Kahn

      The Board of Directors recommends that shareholders vote FOR the director nominees named above, and, unless a shareholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend so to vote. All of the nominees have consented to serve as directors if elected. If at the time of the Annual Meeting, any nominee is unable or declines to serve, the proxies may be voted for the election of such other person or persons as the remaining members of the Board of Directors may recommend.

                                   MANAGEMENT

Directors and Executive Officers

      The directors and executive officers of 4Kids, as of April 5, 2001, are as follows:

Name                       Age    Position
-----                     ----    -------
Joel I. Cohen (1)(2)       54     Director
Jay Emmett (1)(2)          72     Director
Joseph P. Garrity          45     Director, Executive Vice President, Chief
                                   Operating Officer and Chief Financial Officer

Norman Grossfeld           37     President of 4Kids Productions, Inc.
Sheldon Hirsch             53     Chief Executive Officer of The Summit
                                   Media Group, Inc.
Alfred R. Kahn             54     Chairman of the Board of Directors, Chief
                                   Executive Officer
Thomas Kenney              42     Executive Vice President
Samuel R. Newborn, Esq.    46     Executive Vice President, General Counsel
----------
(1)   Member of the Audit Committee

(2)   Member of the Compensation Committee

      Joel I. Cohen has been a director since November 1999. Mr. Cohen has been a Managing Director of J.P. Morgan Chase & Co. Incorporated for more than five years.

      Jay Emmett has been a director since August 1999. For more than five years, Mr. Emmett has been a member of the International Board of Directors of the Special Olympics and the Board of Directors of the San Diego Padres.

      Joseph P. Garrity has been a director since August 1999. Mr. Garrity has been the Chief Financial Officer since joining 4Kids in June 1991. In October 1994 he became Executive Vice President (Chief Operating Officer). For more than five years prior to such time, Mr. Garrity was a Senior Audit Manager for Deloitte & Touche LLP.

      Alfred R. Kahn has been Chairman of the Board of Directors and Chief Executive Officer of 4Kids since March 1991. Mr. Kahn was Vice Chairman of the Board of Directors of 4Kids from July 1987 until he became Chairman of the Board of Directors in 1991.

      Norman Grossfeld has been President of 4Kids Productions, Inc., 4Kids' television, film and home video production subsidiary, since February 1994. For two years prior to such time he was President of Gold Coast Television Entertainment. Prior to such time he served as Coordinating Director for NBC Sports from 1991 through 1992, and as Producer/Director for Television Programming Enterprises from 1988-1991.

      Sheldon Hirsch has been Chief Executive Officer of The Summit Media Group, Inc. ("Summit Media"), 4Kids' media buying, planning and television distribution subsidiary, since November 1992. For three years prior to such time, Mr. Hirsch was President of Sachs Family Entertainment, a television program distribution company.

      Thomas Kenney has been Executive Vice President of 4Kids since January 2001. From February 1993 to January 2001, he was President of Summit Media. For five years prior to such time Mr. Kenney served as Senior Vice President - Advertising at Tiger Electronics Inc.

      Samuel R. Newborn, Esq. has been Executive Vice-President General Counsel since January 2000. Prior to joining 4Kids, Mr. Newborn was a partner in the law firm of Janklow, Newborn & Ashley for more than five years.

Meetings and Committees of the Board of Directors

      The Board of Directors of 4Kids met four times during the fiscal year which ended on December 31, 2000. None of the directors attended fewer than 75% of the total number of meetings of the Board of Directors and committees on which he serves since the date of his appointment.

      4Kids has an Audit Committee which consists of Mr. Cohen, who serves as the chairman, and Mr. Emmett. The Audit Committee reviews the financial reporting and internal controls of 4Kids and meets with appropriate financial personnel of 4Kids, as well as its independent auditors, in connection with these reviews. The Audit Committee also recommends to the Board of Directors the firm which is to be presented to the shareholders for designation as independent auditors to examine the corporate accounts of 4Kids for the current fiscal year. The Audit Committee met three times during fiscal 2000 and once subsequent to December 31, 2000 but before the filing of the 4Kids' Annual Report on Form 10-K. 4Kids also has a Compensation Committee which consists of Mr. Emmett, who serves as the chairman, and Mr. Cohen. The Compensation Committee is responsible for setting and administering the policies which govern annual and long-term compensation for our executives. The Compensation Committee is also empowered to grant stock options pursuant to the 4Kids' stock option plans and to administer such Plans. The Compensation Committee met three times during fiscal 2000.

      4Kids does not have a nominating committee.

                                  COMPENSATION

Executive Compensation -- Annual Compensation

      The following table sets forth a summary of annual and long-term compensation during the fiscal years ended December 31, 2000, 1999 and 1998 paid to 4Kids' chief executive officer and the four most highly compensated executive officers (as defined in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended) of 4Kids (other than the Chief Executive Officer) whose total annual salary and bonus for the year ended December 31, 2000 was in excess of $100,000 (collectively, the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                    Long-Term
                                                                                   Compensation
                                                Annual Compensation                   Awards
Name and                               --------------------------------------      Stock Options
Principal Position                      Year    Salary ($)(1)(2)    Bonus ($)        (Shares)
----------------                       ------   ----------------    ---------      ------------
Alfred R. Kahn ......................   2000        $395,000       $7,560,729              --
   Chairman of the Board of             1999         395,000        4,771,917         100,000
   Directors and Chief Executive        1998         395,000          556,917         195,000
   Officer

Joseph P. Garrity ...................   2000        $250,000       $1,512,145              --
   Executive Vice President,            1999         250,000          954,383          20,000
   Chief Operating Officer &            1998         250,000          111,383         178,500
   Chief Financial Officer

                                                                                    Long-Term
                                                                                   Compensation
                                                Annual Compensation                   Awards
Name and                               --------------------------------------      Stock Options
Principal Position                      Year    Salary ($)(1)(2)    Bonus ($)        (Shares)
----------------                       ------   ----------------    ---------      ------------
Samuel R. Newborn Esq. ..............   2000        $250,000         $378,037          50,000
   Executive Vice President,            1999              --               --              --
   General Counsel                      1998              --               --              --
Thomas Kenney .......................   2000        $250,000         $400,000              --
   President, Summit Media              1999         250,000           16,010              --
                                        1998         250,000           78,976         105,000

Norman Grossfeld ....................   2000        $250,000         $786,113              --
   President, 4Kids Productions         1999         250,000          420,664          10,000
                                        1998         250,000           29,881          30,000

----------
(1) Does not include amounts paid on behalf of executive officers under the Company's benefit plans. Such benefit plans, which are offered to all full time employees of the Company include, a 401K Plan, major medical insurance, long term disability insurance and life insurance.

(2) In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted as such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for each of the Named Officers for each fiscal year.

      The following table sets forth certain information concerning individual grants of stock options made during the fiscal year ended December 31, 2000 to the Named Officers:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      Potential Realizable
                                                                                        Value at Assumed
                                                                                         Annual Rates of
                                                                                          Stock Price
                                                                                          Appreciation
                                                 Individual Grants                      for Option Term(1)
                               -----------------------------------------------------  --------------------
                                             % of Total     Exercise
                                Number of  Options Granted   or Base
                                 Options   to Employees in    Price      Expiration
    Name                         Granted     Fiscal Year    ($/Sh)(2)       Date          5%         10%
   ------                      ----------   -------------   --------     -----------   ---------  ---------
Samuel R. Newborn, Esq. (3) ..    50,000        100%         $28.375       1/2/05       392,000    866,000

----------
(1) 4Kids used such method as it is one of the alternative methods of option valuation suggested by the Securities and Exchange Commission's rules on executive compensation disclosure. 4Kids does not advocate or necessarily agree that such method can properly determine the value of an option.

(2) Based upon the fair market value of 4Kids' common stock on the date of grant.

(3)   All such options are currently exercisable.

               OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

      The following table sets forth the number of options exercised and dollar value realized for such exercises and fiscal year end value of unexercised options:

                                                                       Number of
                                                                      Unexercised     Value of Unexer-
                                         Shares         Value         Options at     cised In-the-Money
                                       Acquired on     Realized      December 31,        Options at
    Name                              Exercise (#)       ($)            2000(1)      December 31, 2000(2)
    -----                              -----------    ---------      -------------   -------------------
Joseph P. Garrity                          50,000    $ 1,038,369        334,900          $ 2,409,215
Norman Grossfeld                               --             --         10,000                    0
Alfred R. Kahn                                 --             --      1,458,800            9,751,454
Thomas Kenney                              30,000        577,925        204,000            1,646,250
Samuel R. Newborn, Esq.                        --             --         50,000                    0

----------
(1)   All options are currently exercisable.

(2) Calculation based upon the closing price of 4Kids' common stock on The New York Stock Exchange on December 29, 2000 of $8.9375 per share.

Compensation of Directors

      No director of 4Kids receives any cash compensation for his services in such capacity. Currently, 4Kids has two directors, Messrs. Cohen and Emmett, who are not employees, both of whom are eligible to receive options under the Company's stock option plans. No options were granted to either Messrs. Cohen or Emmett during the fiscal year ended December 31, 2000. All directors are reimbursed for their out-of-pocket expenses incurred in connection with their service as directors.

Employment  Contracts  and  Termination  of  Employment  and   Change-in-Control
Arrangements

      Mr. Kahn has an employment agreement with 4Kids pursuant to which he receives a fixed salary of $395,000 per year and is entitled to receive an annual bonus equal to 10% of 4Kids' Income Before Income Tax Provision and before calculation of bonus compensation of employees as stated on 4Kids' financial statements in its annual report on Form 10-K. Mr. Kahn's agreement expires on March 31, 2006. On the first day of April each year, the agreement automatically extends for an additional year. For the fiscal year ending December 31, 2001, Mr. Kahn intends to voluntarily reduce the amount of bonus compensation he would otherwise be entitled to and to recommend to the Compensation Committee that it consider using the difference between the annual bonus Mr. Kahn is entitled to receive for fiscal 2001under his employment agreement and the reduced amount he actually receives in such year to support a general bonus pool from which annual bonuses to certain executive officers are paid at the discretion of the Compensation Committee. The agreement also provides that for a period of six months after termination of employment, Mr. Kahn will not "compete" with 4Kids. Under the employment agreement, if Mr. Kahn is terminated without cause, he will be entitled to receive a payment equal to
2.99 times his average annual compensation paid by 4Kids (including bonuses, if any) during the five years preceding the date of termination ("Severance Payment"). If, at any time, a majority of the directors of 4Kids consists of individuals who have not been recommended by Mr. Kahn (a "Change of Control"), Mr. Kahn can terminate the agreement within six months of such Change of Control, in which event he would be entitled to receive the Severance Payment.

      Mr. Garrity has an employment agreement with 4Kids which currently provides for an annual salary of $250,000 (the "Fixed Salary") plus an annual bonus to be awarded at the discretion of the Chief Executive Officer and the Compensation Committee of the Board of Directors. Mr. Garrity's agreement expires on December 31, 2002. The agreement may be terminated by 4Kids in the event of Mr. Garrity's disability or for cause. If during the term of Mr. Garrity's agreement a Change of Control occurs, Mr. Garrity can terminate the agreement within six months of such Change of Control, in which event he would be entitled to receive a payment equal to 2.99 times his average annual compensation paid by 4Kids (including bonuses) during the three years preceeding the date such termination occurs. Mr. Garrity's prior employment agreement expired on December 31, 2000 and provided for an annual salary of $250,000 plus an annual bonus equal to 2% of 4Kids' Income Before Income Tax Provision and before calculation of bonus compensation of employees as stated on 4Kids' financial statements in its annual report on Form 10-K.

      Mr. Grossfeld has an agreement with 4Kids Productions which currently provides for an annual salary of $250,000 plus an annual bonus ranging from 3% to 10% of 4Kids Productions Income Before Income Tax Provision depending on the source of the revenue to 4Kids Productions. The Agreement expires December 31, 2001.

      Mr. Kenney has an employment agreement with Summit Media which provides for an annual salary of $250,000 and for an annual bonus to be awarded at the discretion of the Chief Executive Officer and the Compensation Committee of the Board of Directors. Mr. Kenney's agreement expires on December 31, 2002. The agreement may be terminated by 4Kids in the event of Mr. Kenney's disability or for cause. If during the term of the agreement there shall occur a Change of Control, Mr. Kenney can terminate his agreement within six months of such Change of Control, in which event he would be entitled to receive a payment equal to the Fixed Salary remaining to be paid for the year during which such termination occurs. Mr. Kenney's prior employment agreement expired on December 31, 2000. The agreement provided for an annual salary of $250,000 and for an annual bonus equal to 6% of Summit Media's Income before Income Tax Provision and before calculation of bonus compensation of employees as stated on Summit Media's books and records.

      Mr. Newborn has an employment agreement with 4Kids which currently provides for an annual salary of $250,000 plus an annual bonus equal to the greater of (i) 1/2% of 4Kids' Income Before Income Tax Provision and before calculation of bonus compensation of employees as stated on 4Kids' financial statements in its annual report on Form 10-K, or (ii) $250,000. The agreement expires on December 31, 2004. The agreement may be terminated by 4Kids in the event of Mr. Newborn's disability or for cause. If during the term of Mr. Newborn's agreement there shall occur a Change of Control, Mr. Newborn can terminate the agreement within six months of such Change of Control, in which event he would be entitled to receive a payment equal to 2.99 times his average annual compensation paid by 4Kids (including bonuses) during the three years preceeding the date such termination occurs.

Compensation Committee Interlocks and Insider Participation

      As described in "Election of Directors -- Meetings and Committees of the Board of Directors" above, 4Kids has a Compensation Committee, the members of which are Messrs. Cohen and Emmett. Neither of such individuals has ever been an officer or employee of 4Kids or any of its subsidiaries. During fiscal 2000, no executive officer of 4Kids served as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on the Board of Directors of 4Kids.

Report of Compensation Committee of Board of Directors

      Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Membership and Role of the Compensation Committee

      4Kids has a Compensation Committee which consists of Mr. Emmett, who serves as the chairman, and Mr. Cohen. The Compensation Committee of the Board of Directors is responsible for 4Kids' executive compensation policy. In general, the goal of our executive compensation policy is to attract and retain high-performing executives and to motivate and reward such executives based on overall corporate and individual performance, and the creation of shareholder value.

Components

      For 2000, the compensation of our executive officers was composed primarily of salaries, bonuses and stock options. Salary ranges for our executive officers are established with reference to the competitive marketplace for equivalent job levels. Each executive officer's base salary is set based on the level and scope of responsibility within 4Kids and individual performance. Salaries are reviewed annually by the Compensation Committee either formally or informally.

      Stock options are intended to strengthen the mutuality of interest of our executive officers and our shareholders in maximizing long-term shareholder value. The 4Kids Compensation Committee is responsible for granting stock options to the executive officers as well as other eligible employees pursuant to the 4Kids' stock option plans. Grants of stock options are made from time to time to the executive officers based on our overall performance and the individual performance of each executive officer. On January 3, 2000 options to acquire 50,000 shares were granted to Mr. Newborn pursuant to the Company's 1999 Stock Option Plan at an exercise price of $28.375, the fair market value on the date of grant. No additional options were granted to any other executive officer or director in 2000.


Basis for the Compensation of the CEO

      The Company has an employment agreement with Mr. Kahn pursuant to which he receives a fixed annual salary of $395,000 and an annual bonus during the term of the agreement, which expires in 2006. We believe that Mr. Kahn's base salary, which has remained unchanged since 1991, is reasonable and no more generous to him than base salaries paid to other similarly situated chief executive officers. Please see "Employment Contracts and Termination of Employment and Change-in-Control Agreements" for a more detailed discussion as to the compensation paid to Mr. Kahn.

      In addition to cash compensation, Mr. Kahn is also eligible to receive stock options pursuant to the 4Kids' stock option plans. The purpose of any such stock option grants is to provide Mr. Kahn with a further inducement to contribute to the long-term growth and development of the business of 4Kids. Consequently, during the term of any such options, Mr. Kahn will receive, for no consideration prior to exercise, the opportunity to profit from any rise in the market value of the 4Kids' common stock. During 2000, no stock options were granted to Mr. Kahn.

      Section 162(m) of the Internal Revenue Code of 1986, as amended, makes compensation paid to certain executives in amounts in excess of $1 million not deductible unless the compensation is paid under a predetermined objective performance plan meeting certain requirements, or satisfies one of various other exemptions. The Compensation Committee has not adopted a policy that all compensation be deductible under Section 162(m), in order to preserve the Compensation Committee's flexibility to compensate executive officers.

                                                     Compensation Committee

                                                     Joel I. Cohen

                                                     Jay Emmett

Report of the Audit Committee of the Board of Directors

      Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Membership and Role of the Audit Committee

      4Kids has an Audit Committee which consists of Mr. Cohen, who serves as the chairman, and Mr. Emmett. Both members of the Audit Committee are independent as defined under the New York Stock Exchange's listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in this proxy as Exhibit A.

      The Audit Committee reviews the financial reporting and internal controls of 4Kids and meets with appropriate financial personnel of 4Kids, as well as its independent auditors, in connection with these reviews. The Audit Committee also recommends to the Board of Directors the firm which is to be presented to the shareholders for designation as independent auditors to examine the corporate accounts of 4Kids for the current fiscal year.

Review of the Company's Audited Financial Statements for the Fiscal Year ended December 31, 2000

      The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee).

      The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board No. 1 (Independent Discussion with Audit Committees) and the Audit Committee has discussed with Deloitte & Touche LLP the latter's independence.

      Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.
                                                     Audit Committee

                                                     Joel I. Cohen

                                                     Jay Emmett


Performance Graph

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total return on the shares of 4Kids' common stock against the cumulative total return of the S&P 600 Index and the Russell 2000 Index for the past five fiscal years.

                        4Kids Performance Chart Raw Data
                                      2000

                              1995     1996     1997     1998    1999     2000
                              ----     ----     ----     ----    ----     ----
4Kids ....................    100       40      110      440     3361     1073
S&P 600 ..................    100      108      134      131      146      163
Russell 2000 .............    100      116      143      139      168      163

Certain Transactions Involving Management

      From January 1, 2000 to the present, there have been no transactions, or currently proposed transactions, between the Company or any of its subsidiaries and any executive officer, director, 5% beneficial owner of the Company's common stock, or member of the immediate family of the foregoing persons in which one of the foregoing individuals or entities had an interest or more than $60,000.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the officers and directors of 4Kids, and persons who own more than ten percent of a registered class of 4Kids' equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required by regulation to furnish 4Kids with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, 4Kids believes that during the fiscal year ended December 31, 2000, 4Kids' officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

      During 2000, each of Messrs. Emmett, Hirsch, Garrity, Kenney and Grossfeld purchased and sold common stock of 4Kids and exercised stock options granted to them under the 4Kids stock option plans. All of them filed Form 4's when required in connection with their transactions.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of April 5, 2001, certain information concerning the beneficial ownership of the shares of common stock of 4Kids by
(i) each person who is known by 4Kids to own beneficially more than five percent of the outstanding shares of common stock of 4Kids, (ii) each of our directors and (iii) all current directors and officers of 4Kids as a group. Except as otherwise indicated, all such persons have both sole voting and investment power over the shares shown as being beneficially owned by them.

                                                        Share of Common Stock
                                                         Beneficially Owned
                                              ------------------------------------
Name and Address of Beneficial Owner(1)         Shares       Options       Total       Percent of Class
---------------------------------------        ---------    ---------    ---------     ----------------
Joel I. Cohen ..............................      11,000       25,000       36,000       less than 1%
Jay Emmett .................................         300       25,000       25,300       less than 1%
Joseph P. Garrity ..........................      25,000      384,900      409,900               3.3%
Alfred R. Kahn .............................   1,122,000    1,608,800    2,730,800(2)           19.9%
All directors and officers as a group
   (8 persons) .............................   1,158,300    2,597,700    3,756,000              25.6%

----------
(1) The address for Messrs. Kahn, Garrity, Cohen and Emmett is 4Kids Entertainment, Inc., 1414 Avenue of the Americas, New York, New York 10019.

(2) Includes 1,056,000 shares owned by Mr. Kahn, 6,000 shares owned by Mr. Kahn's wife, 15,000 shares held by Mr. Kahn for the benefit of his minor daughter under the NY/UGMA, 45,000 shares owned by Mr. Kahn's three adult children with respect to which Mr. Kahn disclaims beneficial ownership and currently exercisable options to acquire 1,608,800 shares.

                  PROPOSAL 2 -- PROPOSED 2001 STOCK OPTION PLAN

      The Board of Directors has determined that it is in the best interests of 4Kids to adopt the 4Kids Entertainment, Inc. 2001 Stock Option Plan (the "2001 Plan"), and will submit the 2001 Plan to the shareholders for approval at the Annual Meeting. The 2001 Plan authorizes the issuance not later than December 31, 2011 of options to purchase up to 600,000 shares of 4Kids' common stock. The 2001 Plan was approved by the Board of Directors at a meeting held on March 30, 2001, subject to shareholder approval.

      The Board of Directors believes that 4Kids and its shareholders have benefitted from the grant of stock options in the past, and that similar benefits will result from the adoption of the 2001 Plan. It believes that stock options play an important role in providing eligible individuals with an incentive and inducement to contribute fully to the further growth and development of 4Kids and its subsidiaries because of the opportunity to acquire a proprietary interest in 4Kids on an attractive basis. During the term of the 2001 Plan, optionees will receive, for no consideration prior to exercise, the opportunity to profit from any rise in the market value of the shares of 4Kids' common stock. Exercise of the options will dilute the equity interest of the other shareholders of 4Kids. The grant and exercise of the options also may affect 4Kids' ability to obtain additional capital during the term of any options.

The principal features of the 2001 Plan are summarized below:

      The 2001 Plan provides for the granting of stock options to purchase shares of 4Kids' common stock to certain key employees of 4Kids and its subsidiaries, to non-employee directors and to independent consultants (each, an "Optionee"). No employee may be granted stock options to purchase more than 150,000 shares, in the aggregate, in any calendar year. The 2001 Plan provides for the grant of "nonqualified stock options" ("NQOs") and "incentive stock options" ("ISOs"); ISOs will only be granted to employees.

      The 2001 Plan will be administered by the Compensation Committee appointed by the Board of Directors. The Compensation Committee currently consists of Messrs. Joel Cohen and Jay Emmett, neither of whom are employees of 4Kids. Awards of stock options to non-employee directors will be approved by the entire Board of Directors.

      Each stock option granted under the 2001 Plan will be evidenced by a written agreement containing such provisions as approved by the Compensation Committee not inconsistent with the 2001 Plan, and which need not be identical in respect of each Optionee. In general, stock options granted under the 2001 Plan will have the following terms:

            a. Time for Exercise; Term. All stock options granted under the 2001 Plan will be exercisable at such time or times and in such installments, if any, as the Compensation Committee or the Board of Directors may determine, and will expire no more than ten years from the date of grant (five years in the case of an ISO granted to an employee who is a "10% Shareholder," as defined below).

            b. Exercise Price. The exercise price of any NQO granted under the 2001 Plan will not be less than (a) eighty-five percent (85%) of the fair market value of a share of 4Kids' common stock on the date of grant or (b) one hundred percent (100%) of the fair market value in the case of an option intended to be exempt from the deduction limitations of Section 162(m) of the Code. The exercise price of an ISO will not be less than (a) one hundred percent (100%) of the fair market value of a share of 4Kids' common stock on the date of grant, or (b) one hundred and ten percent (110%) of such fair market value if the ISO is granted to an employee who owns stock possessing more than ten percent of the total voting power of 4Kids, any parent corporation or any subsidiary (a "10% Shareholder"). The exercise price of each stock option must be paid in cash or in stock of 4Kids valued at its then fair market value. The closing price of 4Kids' common stock on The New York Stock Exchange on April 5, 2001 was $11.29.

            c. Nontransferability. Options are non-transferable except (i) by will or by the laws of the descent and distribution, (ii) for estate planning purposes, or (iii) as a charitable contribution to an exempt organization as such term is defined in Section 501(c)(3) of the Internal Revenue Code of 1986.

            d. Ceiling on ISO Grants. To the extent the aggregate fair market value (determined at the time any ISO is granted) of common stock for which ISOs are exercisable for the first time by any optionee during any calendar year under the 2001 Plan (together with any incentive stock options granted under any other plan of the Company, any parent or any subsidiary) exceeds $100,000, such excess ISOs shall be treated as NQOs.

            e. Termination of Option. Stock options granted to employees under the 2001 Plan generally terminate three months after the optionee's employment is terminated, provided that, if such termination is by reason of death or disability, the stock option generally will terminate six months thereafter (or at the end of the option term if earlier). Options granted to non-employee directors under the 2001 Plan generally remain exercisable for one year after such individual ceases to serve as a director (but not beyond the end of the option term). Options granted to independent consultants under the 2001 Plan will remain exercisable following a termination of the consultancy to the extent, if any, provided in the stock option agreement evidencing the grant of such option.

            f. Adjustments. Each stock option agreement will contain such provisions as the Committee shall determine to be appropriate for the adjustments of the kind and number of shares subject to each outstanding stock option, the exercise price, or both, in the event of any changes in the outstanding shares of 4Kids' common stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares, or the like. In the event of any such change or changes in the outstanding shares of 4Kids' common stock, and as often as the same shall occur, the kind and aggregate number of shares available under the 2001 Plan may be appropriately adjusted by the Compensation Committee, whose determination is binding and conclusive.

      The Board of Directors has the right to alter, suspend or terminate the 2001 Plan as it may deem advisable, except that it may not without further shareholder approval (a) increase the maximum number of shares subject to the 2001 Plan (except for corporate changes described above); (b) permit the grant of options to anyone other than the employees, non-employee directors and independent consultants; (c) change the manner of determining the minimum exercise prices; or (d) extend the period during which stock options may be granted or exercised. No alteration, suspension or termination of the 2001 Plan may, without the consent of the optionee to whom any stock option has theretofore been granted, terminate such optionee's stock option or adversely affect such optionee's rights thereunder.

      Notwithstanding anything in the 2001 Plan to the contrary, in the event that the Board of Directors shall at any time declare it advisable to do so in connection with any proposed sale or conveyance of all or substantially all of the property and assets of 4Kids or of any proposed consolidation or merger of 4Kids (unless 4Kids shall be the surviving corporation in such merger), 4Kids may give written notice to each optionee that his or her stock option may be exercised only within thirty (30) days after the date of such notice, and all rights under said stock option which shall not have been so exercised shall terminate at the expiration of such thirty (30) days, provided that the proposed sale, conveyance, consolidation or merger to which such notice shall relate shall be consummated within six months after the date of such notice. If such proposed sale, conveyance, consolidation or merger shall not be consummated within said time period, no unexercised rights under any stock option shall be affected by such notice except that such stock option may not be exercised between the date of expiration of such thirty (30) days and the date of the expiration of such six-month period.

                         FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of the Federal income tax treatment of the stock options which may be granted under the 2001 Plan based upon the current provisions of the Internal Revenue Code of 1986, as amended.

      Nonqualified Stock Options. The grant of a NQO under the 2001 Plan is not taxable to the option holder at the time of grant. Upon the exercise of a NQO by the option holder, (1) the option holder will recognize taxable ordinary compensation income in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price; (2) 4Kids generally will be entitled to a corresponding deduction; and (3) upon a sale of the shares so acquired, the option holder will have short-term or long-term capital gain or loss, depending on the holding period, in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. In general, the option holder's tax basis in the shares will be equal to their fair market value on the date of exercise, and the holding period of the shares will begin at exercise.

      Incentive Stock Options. The grant of an ISO under the 2001 Plan is not taxable to the option holder, and, upon the exercise of an ISO by an option holder during employment or within three months after termination of employment (12 months in the case of total disability), (1) the option holder will not recognize any ordinary compensation income at the time of exercise; (2) the excess of the fair market value of the shares received upon exercise and the exercise price paid will be includible in the option holder's alternative minimum taxable income; (3) no deduction will be allowed to 4Kids in connection with the exercise; and (4) upon a sale of the shares so acquired after the later of (a) one year from the exercise date, or (b) two years from the date of the ISO grant (the "ISO holding period"), any amount realized by the option holder in excess of the exercise price will be taxed as long-term capital gain, and any loss sustained will be a long-term capital loss. In general, an option holder's tax basis in the shares received upon the exercise of an ISO will be equal to the exercise price, and the holding period will begin at exercise.

      If the option holder disposes of any of the shares received upon the exercise of an ISO before the end of the ISO holding period (a "disqualifying disposition"), (1) the option holder generally will recognize taxable ordinary compensation income at the time of disposition (and 4Kids will be entitled to a tax deduction) in an amount equal to (a) the lesser of (x) the excess, if any, of the fair market value of the shares received over the exercise price on the date of exercise, or (y) the excess of the amount realized on the disposition over the exercise price; and (2) the option holder will recognize capital gain or loss (long-term or short-term, depending on the holding period) in an amount equal to the difference between (a) the amount realized upon the disposition and
(b) the exercise price paid for the shares and the amount of ordinary income, if any, so recognized by the option holder.

      Whenever under the 2001 Plan shares are to be delivered upon exercise of a stock option, 4Kids shall be entitled to require as a condition of delivery that the option holder remit an amount sufficient to satisfy all Federal, state, and other governmental withholding tax requirements related thereto.

      The Board of Directors recommends a vote FOR approval of the 2001 Plan as described above at the Annual Meeting and it is intended that proxies not marked to the contrary and not designated as broker non-votes will be so voted. The description of the proposed 2001 Plan set forth above is qualified in its entirety by reference to the text of the 2001 Plan as set forth in Exhibit B hereto.

                       PROPOSAL 4 -- SELECTION OF AUDITORS

      The 4Kids financial statements for the past several fiscal years have been examined by Deloitte & Touche LLP, independent public accountants. On March 30, 2001, the Board of Directors voted to propose and recommend the selection of Deloitte & Touche LLP as independent auditors to examine its financial statements for the fiscal year ending December 31, 2001.

      Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting of shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

      The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audit of the Company's financial statements for the fiscal year ended December 31, 2000, and the reviews of the financial statements included in the Company's Forms 10-Q for such fiscal year were $195,000.

Financial Information Systems Design and Implementation Fees

      Deloitte & Touche LLP did not provide the Company any financial information systems design and implementation services as such term is defined in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X for the fiscal year ended December 31, 2000.

All Other Fees

      The aggregate fees billed for services rendered by Deloitte & Touche LLP, other than for audit services and financial information systems design and implementation services, for the fiscal year ended December 31, 2000 were $54,125.

General

      The Audit Committee of the Company's Board of Directors has considered whether the provision of services by Deloitte & Touche LLP covered by "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above is compatible with maintaining Deloitte & Touche's independence.

      Less than 50% of the hours expended on Deloitte & Touche LLP's engagement to audit the Company's financial statements for the fiscal year ended December 31, 2000, was attributed to work performed by persons other than Deloitte & Touche LLP's full-time, permanent employees.

      The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as auditors and it is intended that proxies not marked to the contrary and not designated as broker non-votes will be so voted.

                                  OTHER MATTERS

      The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereon.

                              SHAREHOLDER PROPOSALS

      Proposals by any shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Corporation for inclusion in proxy material relating to such meeting not later than January 15, 2002.


                                        By Order of the Board of Directors,


                                        /s/ Alfred R. Kahn
                                        -------------------------------------
                                        ALFRED R. KAHN
                                        Chairman of the Board of Directors
                                        Chief Executive Officer


New York, New York
April 20, 2001

                                                                       Exhibit A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I. PURPOSE

      The primary function of the Audit Committee (the "Audit Committee") of the Board of Directors (the "Board") of 4Kids Entertainment, Inc. (the
"Corporation")   is  to  assist   the   Board  in   fulfilling   its   oversight
responsibilities by reviewing (i) the financial reports and other financial information which will be provided by the Corporation to any governmental body or the public, (ii) the Corporation's systems of internal controls that management and the Board have established; and (iii) the Corporation's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

      o     Serve  as  an  independent   and  objective  party  to  monitor  the
            Corporation's financial reporting process and internal control system.

      o     Review  and  appraise  the  audit   efforts  of  the   Corporation's
            independent accountants and internal auditing department.

      o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department and the Board.

II. COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board.

      Prior to June 14, 2001. Prior to June 14, 2001, a majority of the members of the Audit Committee shall be "independent directors" and the term "independent director" shall mean a person other than an officer or employee of the Corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

      On and Subsequent to June 14, 2001. On and subsequent to June 14, 2001, except as provided herein, all members of the Audit Committee shall be "independent directors" as defined below. A member of the Audit Committee shall be considered to be an "independent director" if he or she is not an officer or employee of the Corporation or its subsidiaries or an individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The following persons shall not be considered "independent":

      o a director who is employed by the Corporation or any of its affiliates for the current year or has been employed by such entities in any of the past three years;

      o a director who accepted any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

      o a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resided in such person's home.

      o a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceeded 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

      o a director who is employed as an executive officer of another entity where any of the company's executives serves on that entity's compensation committee.

      Notwithstanding the foregoing, one director who is not "independent" (as defined above) and is not a current employee of the Corporation or its subsidiaries or an immediate family member of such an employee may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by that director is required by the best interests of the Corporation and its shareholders, and the Board discloses in the next proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

      All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or be able to do so within a reasonable period of time after his or her appointment to the Audit Committee, and at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      The members of the Audit Committee shall be elected by the Board at each annual organizational meeting of the Board and each member shall serve on the Audit Committee until the next succeeding annual organizational meeting of the Board and until his or her successor shall have been elected and qualified. Unless a Chairman is elected by the full Board, the members of the Audit Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III. MEETINGS

      The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the head of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or at least its Chairman should meet with the independent accountants and management quarterly to review the Corporation's financial statements. See item IV. 6 below.


IV. RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Audit Committee shall:

      1.    Recognize   that  the   independent   accountants   are   ultimately
            accountable to the Board and the Audit Committee, as representatives of the Corporation's shareholders.

      2. Recommend to the Board the nomination of the independent accountants, considering independence and effectiveness of the independent accountants, to be proposed for shareholder approval, and approve the fees and other compensation to be paid to the independent accountants.

      3. Confer with the independent accountants concerning the scope of their examinations of the Corporation's books and records, directing their special attention to specific matters or areas deemed by the Audit Committee or the independent accountants to be of special significance.

      4. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

      5. Ensure that the Corporation's independent accountants review the Corporation's Form 10-Q prior to its filing or prior to the release of earnings.

      6. At least annually receive from the independent accountants a formal written statement delineating all relationships between the independent accountants and the Corporation consistent with
            Independence Standards Board Standard 1. Actively engage in a dialogue with the independent accountants with respect to any disclosed relationship or services which may impact the independent accountants' objectivity and independence and recommend that the full Board take appropriate action to oversee the independence of the independent accountants.

      7.    Review the  performance of the  independent  accountants and approve
            any  proposed   discharge  of  the  independent   accountants   when
            circumstances warrant.

      8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

      9. In consultation with the independent accountants and the internal auditing department, review the integrity of the Corporation's financial reporting processes, both internal and external.

      10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

      11. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      12.   Review  any  significant   disagreement  among  management  and  the
            independent accountants or the internal auditing department in connection with the preparation of the financial statements.

      13. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

      14. Review activities, organizational structure, and qualifications of the internal auditing department.

      15. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

      16. Perform any other activities consistent with this Charter, the Corporation's Amended and Restated Certificate of Incorporation, the Corporation's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V. ANNUAL REVIEW

      The Board will review and update this charter at least annually, as conditions dictate.

                                                                       Exhibit B

                            4KIDS ENTERTAINMENT, INC.

                             2001 STOCK OPTION PLAN

      1. Purpose of Plan. This 2001 Stock Option Plan (the "Plan") is designed to assist 4Kids Entertainment, Inc. (the "Company") in attracting and retaining the services of employees, Eligible Directors (as hereinafter defined) and such independent consultants as may be designated, and to provide them with an incentive and inducement to contribute fully to the further growth and development of the business of the Company and its subsidiaries.

      2. Legal compliance. It is the intent of the Company that all options granted under it shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to Employees (as hereinafter defined). An option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the option. All options that are not so identified as ISOs are intended to be NQOs. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or changed as necessary to ensure continued compliance with such provisions.

      3. Definitions. In addition to other definitions contained elsewhere in the Plan, as used in the following terms have the following meanings unless the context requires a different meaning:

            "Board" means the Board of Directors of the Company.

            "Code" means the Internal Revenue Code of 1986, as the same may from time to time be amended.

            "Committee" means the committee referred to in Section 5 hereof.

            "Common Stock" means the Common Stock of the Company, par value $.01 per share.

            "Designated Beneficiary" means the person designated by an optionee to be entitled on his death to any remaining rights arising out of an option, such designation to be made in accordance with such regulations as the Committee or Board may establish.

            "Eligible Directors" means (i) a Non-Employee Director as defined in Rule 16b-3(b)(3), or any successor provision promulgated under the Securities Exchange Act of 1934 and (ii) an Outside Director within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder; provided, however, that clause (ii) shall apply only with respect to Stock Options that are intended to qualify as "performance-based compensation" exempt from the limitations contained in
      Section 162(m) of the Code.

            "Employee" means any employee of the Company, or of any corporation which is then a "parent corporation" within the meaning of Section 424(e) of the Code (a "Parent") or a "subsidiary corporation," within the meaning of Section 424(f) of the Code (a "Subsidiary"), who is designated by the Board or the Committee as a key employee.

            "Fair Market Value" means the average of the high and low prices on the over-the-counter market on the last day on which the Company's shares of Common Stock were traded immediately preceding the date an option is granted pursuant to the Plan, as reported by the National Association of Security Dealers Automated Quotation System ("NASDAQ"), or NASDAQ's Successor, or if not reported on NASDAQ, the fair market value of such Common Stock as determined by the Committee or the Board in good faith and based on all relevant factors.

            "Mature Shares" means shares of Common Stock owned by an optionee which are not subject to any pledge or other security interest and have either been held by the optionee for six months, previously acquired by the optionee on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the purchase price for Stock Options or satisfy a withholding obligation in respect of a Stock Option.

            "Stock Options" means any stock options granted to an optionee under the Plan.

            "Stock Option Agreement" means a stock option agreement entered into pursuant to the Plan.

            "Ten-Percent Shareholder" means an Employee who, at the time an ISO is granted to him, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of the Company, any Parent or any Subsidiary.

      4. Stock Options: Stock Subject to Plan; Individual Limit. The stock to be issued upon exercise of Stock Options granted under the Plan shall consist of authorized but unissued shares, or of treasury shares, of Common Stock, as determined from time to time by the Board. The maximum number of shares for which Stock Options may be granted under the Plan is 600,000 shares, subject to adjustment as provided in Section 8 of the Plan; provided, however, that no Employee shall be granted Stock Options with respect to more than 150,000 shares in any year. If any Stock Option granted under the Plan should expire or terminate for any reason whatsoever without having been exercised in full, the unpurchased shares shall become available for new options.

      5. Administration.

      (a) The Plan shall be administered by the Compensation Committee, each of the members of which will be an Eligible Director or, if such Committee is not appointed, then it shall be administered by the Board. Options may be granted by the Board or the Committee. For purposes of the Plan, the Board or its appointed Committee shall be referred to as the "Committee." The Committee, if any, shall be appointed by the Board and shall consist of not less than two members. The Board shall establish the number of members to serve on the Committee, shall fill all vacancies or create new openings on the Committee, and may remove any member of the Committee at any time with or without cause. The Committee shall select its own chairman and shall adopt, alter or repeal such rules and procedures as it may deem proper and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and of actions taken by it without a meeting. A majority of the Committee present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

      (b) Unless otherwise determined by the Board, the Committee shall have full and final authority in its discretion, but subject to the express provisions of the Plan, to:

            (i) prescribe, amend and rescind rules and regulations relating to the Plan;

            (ii) interpret the Plan and the respective Stock Options; and

            (iii) make all other determinations necessary or advisable for administering the Plan. All determinations and interpretations by the Committee or the Board shall be binding and conclusive upon all parties. No member of the Committee or the Board shall be liable for any action or determination made in good faith in respect of the Plan or any Stock Option granted under it.

      (c) The provisions of this Section 5 shall survive any termination of the Plan.

      6. Terms and Exercise of Stock Option.

      (a) Unless otherwise determined by the Committee each Stock Option shall terminate no later than ten years (or such shorter term as may be fixed by the Committee) after the date on which it shall have been granted; provided, however, that no ISO granted to any Employee who is a Ten-Percent Shareholder shall be made exercisable after the expiration of five years from the date of grant. The date of termination pursuant to this paragraph is hereinafter referred to as the "termination date" of the option.

      (b) Stock Options shall be exercisable at such time or times and in such installments, if any, as the Committee or Board may determine. In the event any option is exercisable in installments, any shares which may be purchased during any year or other period which are not purchased during such year or other period may be purchased at any time or from time to time during any subsequent year or period during the term of the option unless otherwise provided in the Stock Option Agreement.

      (c) A Stock Option shall be exercised by written notice to the Secretary or Treasurer of the Company at its then principal office. The notice shall (i) specify the number of shares as to which the Stock Option is being exercised and shall be accompanied by payment in full of the purchase price for such shares; provided, however, that an optionee at his or her discretion may, in lieu of cash payment to the Company, deliver Mature Shares, valued at Fair Market Value on the date of delivery, as payment for the exercise of any Stock Option or (ii) request that the Company withhold, from the number of shares of Common Stock that may otherwise be obtained upon the exercise of the Stock Option, that number of shares having an aggregate fair market value equal to the Stock Option exercise price. In the event a Stock Option is being exercised, in whole or in part pursuant to Section 6(c) hereof by any person other than the optionee, a notice of election shall be accompanied by proof satisfactory to the Company of the rights of such person to exercise said Stock Option. An optionee shall not, by virtue of the granting of a Stock Option, be entitled to any rights of a shareholder in the Company and such optionee shall not be considered a record holder of shares purchased by him or her until the date on which he or she shall actually be recorded as the holder of such shares upon the stock records of the Company. The Company shall not be required to issue any fractional shares upon exercise of any Stock Option and shall not be required to pay to the person exercising the Stock Option the cash equivalent of any fractional share interest unless so determined by the Committee.

      (d) In the event an optionee elects to deliver Mature Shares or to request that Common Stock be withheld in accordance with subsection (c) above, upon exercise of a Stock Option granted hereunder, the Company shall be entitled to require as a condition thereto that the optionee remit an amount which the Company deems sufficient to satisfy all Federal, state and other governmental withholding tax requirements related thereto. The Company shall have the right, in lieu of or in addition to the foregoing to withhold such sums from compensation otherwise due to the optionee.

      7. Other Stock Options Conditions.

      (a) Except as expressly permitted by the Committee, no Stock Option shall be transferred by the optionee otherwise than (i) by will or by the laws of descent and distribution, (ii) for estate planning purposes, or (iii) as a charitable contribution to an exempt organization as such term is defined in
Section 501(c)(3) of the Code. During the lifetime of the optionee the Stock Option shall be exercisable only by such optionee, by the optionee's legal representative or by a transferee permitted under the terms of the grant of the Stock Option.

      (b) Unless otherwise determined by the Committee, in the event of the termination of an optionee's employment by the Company at any time for any reason (excluding disability or death), the optionee's option and all rights thereunder shall be exercisable by the optionee at any time within three months thereafter to the extent such option was exercisable at the time of such termination, but in no event later than the termination date of the optionee's Stock Option. Notwithstanding the foregoing, unless otherwise determined by the Committee, in the event an optionee is permanently and totally disabled (within the meaning of Section 105(d)(4), or any successor section, of the Code), the optionee's Stock Option and all rights thereunder shall be exercisable by the optionee (or the optionee's legal representative) to the extent such option was exercisable at the time of such termination, at any time within six (6) months of termination of employment but in no event later than the termination date of his Stock Option.

      (c) Unless otherwise determined by the Committee, if an optionee shall die while in the employ of the Company the optionee's Stock Option may be exercised by the optionee's designated beneficiary or beneficiaries (or if none have been effectively designated, by the optionee's executor, administrator or the person to whom the optionee's rights under the optionee's Stock Option shall pass by will or by the laws of descent and distribution) to the extent such Stock Option was exercisable at the time of such termination, at any time within six (6) months after the date of death but not later than the termination date of the optionee's Stock Option.

      (d) In the event an Eligible Director ceases to serve as a member of the Board of Directors of the Company at any time for any reason, his Stock Option and all rights thereunder shall be exercisable by him at any time within one year thereafter, to the extent such Stock Option was exercisable at the time of such termination, but in no event later than the termination date of his Stock Option. If an Eligible Director shall die while serving as a director of the Company, his Stock Option may be exercised by his designated beneficiary or beneficiaries (or, if none have been effectively designated, by his executor, administrator or the person to whom his rights under his Stock Option shall pass by his will or by the laws of descent and distribution) to the extent such Stock Option was exercisable at the time of such termination, at any time within one year after the date of his death, but not later than the termination date of his Stock Option.

      (e) Nothing in the Plan or in any Stock Option Agreement relating to an option granted pursuant hereto shall confer on any employee any right to continue in the employ of the Company or prevent or interfere in any way with the right of the Company to terminate his employment at any time, with or without cause.

      (f) Nothing in the Plan or in any Stock Option Agreement relating to an option granted pursuant hereto shall confer on any Eligible Director any right to continue as a director of the Company.

      (g) Each Stock Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement duly executed by the Company and the optionee, in such form and containing such provisions as the Committee may from time to time authorize or approve.

      8. Adjustments. Stock Option Agreements shall contain such provisions as the Committee shall determine to be appropriate for the adjustment of the kind and number of shares subject to each outstanding Stock Option, or the Stock Option prices, or both, in the event of any changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares, or the like. In the event of any such change or changes in the outstanding Common Stock, and as often as the same shall occur, the kind and aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be binding and conclusive.

      9. Amendment and Termination.

      (a) Unless the Plan shall have been otherwise terminated as provided herein, it shall terminate on, and no option shall be granted thereunder, after the tenth anniversary of the adoption of the Plan by the Board. The Board may at any time prior to that date alter, suspend or terminate the Plan as it may deem advisable, except that it may not without further shareholder approval (i) increase the maximum number of shares subject to the Plan (except for changes pursuant to Section 8); (ii) permit the grant of Stock Options to anyone other than the Employees, Eligible Directors and consultants; (iii) change the manner of determining the minimum exercise prices (except for changes pursuant to
Section 8); or (iv) extend the period during which Stock Options may be granted or exercised. Except as otherwise hereinafter provided, no alteration, suspension or termination of the Plan may, without the consent of the optionee to whom any Stock Option shall have theretofore been granted (or the person or persons entitled to exercise such Stock Option under Section 7 of the Plan), terminate such optionee's Stock Option or adversely affect such optionee's rights thereunder.

      (b) Anything herein to the contrary notwithstanding, in the event that the Board shall at any time declare it advisable to do so in connection with any proposed sale or conveyance of all or substantially all of the property and assets of the Company or of any proposed consolidation or merger of the Company (unless the Company shall be the surviving corporation in such merger), the Company may give written notice to the holder of any Stock Option that the optionee's Stock Option may be exercised only within thirty (30) days after the date of such notice, and all rights under said Stock Option which shall not have been so exercised shall terminate at the expiration of such thirty (30) days, provided that the proposed sale, conveyance, consolidation or merger to which such notice shall relate shall be consummated within six (6) months after the date of such notice. If such proposed sale, conveyance, consolidation or merger shall not be consummated within said time period, no unexercised rights under any Stock Option shall be affected by such notice except that such Stock Option may not be exercised between the date of expiration of such thirty (30) days and the date of the expiration of such six-month period.

      10. Option Exercise Price. The price per share to be paid by the optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the optioned Common Stock on the date on which the Option is granted; provided, however, that no ISO may be granted under the Plan to any Employee who is a Ten-Percent Shareholder, unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value on the date of grant. The price per share to be paid by the optionee at the time an NQO is exercised shall not be less than eighty-five percent (85%) of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee; provided, however, that the exercise price of any NQO that is intended to be treated as performance-related compensation for purposes of Section 162(m) of the Code shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

      11. Ceiling on ISO Grants. To the extent the aggregate Fair Market Value (determined at the time any ISO is granted) of Common Stock for which ISOs are exercisable for the first time by any optionee during any calendar year under the Plan (together with any incentive stock options granted under any other plan of the Company, any parent or any subsidiary) exceeds $100,000, such excess ISOs shall be treated as NQOs.

      12. Indemnification. Any member of the Committee or the Board who is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person is or was a member of the Committee or the Board insofar as it relates to the Plan shall be indemnified by the Company, and the Company may advance such person's related expenses, to the full extent permitted by law and/or the Certificate of Incorporation or By-laws of the Company.

      13. Effective Date of the Plan; Termination of the Plan and Stock Options. The Plan shall become effective on the date of adoption by the Board, provided, however, that the Plan shall be subject to approval by the affirmative vote of the holders of a majority of the votes cast at a meeting of shareholders on or before December 31, 2001. If any Stock Options are granted hereunder prior to approval by the shareholders and such approval does not occur, such Stock Options shall be deemed null and void ab initio.

      14. Expenses. Except as otherwise provided herein for the payment of Federal, State and other governmental taxes, the Company shall pay all fees and expenses incurred in connection with the Plan and the issuance of the stock hereunder.

      15. Government Regulations, Registrations and Listing of Stock.

      (a) The Plan, and the grant and exercise of Stock Options thereunder, and the Company's obligation to sell and deliver stock under such Stock Options shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any regulatory or governmental agency as may, in the opinion of the Company, be necessary or appropriate.

      (b) The Company may in its discretion require, whether or not a registration statement under the Securities Act of 1933 and the applicable rules and regulations thereunder (collectively the "Act") is then in effect with respect to shares issuable upon exercise of any Stock Option or the offer and sale of such shares is exempt from the registration provisions of such Act, that as a condition precedent to the exercise of any Stock Option the person exercising the Stock Option give to the Company a written representation and undertaking satisfactory in form and substance to the Company that such person is acquiring the shares for such person's own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Company's satisfaction that the offer or sale of the shares issuable upon exercise of the Stock Option will not constitute or result in any breach or violation of the Act or any similar act or statute or law or regulation in the event that a registration statement under the Act is not then effective with respect to the Common Stock issued upon the exercise of such Stock Option; the Company may place upon any stock certificate appropriate legends referring to the restrictions on disposition under the Act.

      (c) In the event the class of shares issuable upon the exercise of any Stock Option is listed on any national securities exchange or NASDAQ, the Company shall not be required to issue or achieve any certificate for shares upon the exercise of any Stock Option, or to the listing of the shares so issuable on such national securities exchange or NASDAQ and prior to the registration of the same under the Securities Exchange Act of 1934 or any similar act or statute.

                           4KIDS ENTERTAINMENT, INC.

                                      PROXY

                  ANNUAL MEETING OF SHAREHOLDERS--MAY 23, 2001.

      The undersigned shareholder of 4Kids Entertainment, Inc. hereby appoints Alfred R. Kahn, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all the shares of common stock of 4Kids standing in the name of the undersigned at the close of business on April 5, 2001 at the Annual Meeting of Shareholders of 4Kids to be held at JP Morgan Chase, 270 Park Avenue, New York, New York, Conference Room A, 11th Floor at 10:00 a.m., local time, on May 23, 2001, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

      Please mark boxes [  ] or [  ] in blue or black ink.

      1. Election of Directors.

      FOR all nominees [  ]   WITHHOLD authority only     WITHHOLD authority
                              for those nominees whose    for ALL nominees [  ]
                              name(s) I have stricken
                              below [  ]

      Nominees for Director are: Joel I. Cohen, Jay Emmett, Joseph P. Garrity and Alfred R. Kahn.

      2. Proposal to approve the 4Kids 2001 Stock Option Plan.

            For [  ]            Against [  ]            Abstain [  ]

      3. Proposal to approve the ratification of the appointment of Deloitte & Touche LLP as 4Kids independent auditors for the fiscal year ending December 31, 2001.

            For [  ]            Against [  ]            Abstain [  ]

      4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                  (Continued, and to be signed on reverse side)

                           (Continued from other side)

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.


                                    SIGNATURE(S) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                    Dated _______________________________, 2001


                                    -------------------------------------------
                                                  Signature


                                    -------------------------------------------
                                                 Print Name


                                    -------------------------------------------
                                                  Signature


                                    -------------------------------------------
                                                 Print Name

  [Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.]